UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2017
(Date of earliest event reported)

CCUBS Commercial Mortgage Trust 2017-C1

(Central Index Key Number 0001720748)

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

UBS AG

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-06	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On November 30, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CCUBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the CCUBS Commercial Mortgage Securities Trust 2017-C1 (the “Issuing Entity”), a common law trust formed on November 30, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-seven (37) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-eight (98) commercial or multifamily properties.

The Mortgage Loan secured by the mortgaged property identified as “16 Court Street” on Exhibit B to the Pooling and Servicing Agreement (the “16 Court Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “16 Court Street Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The 16 Court Street Whole Loan is being serviced and administered pursuant to a pooling a servicing agreement, dated as of December 1, 2017 (the “WFCM 2017-C42 Pooling and Servicing Agreement”), by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer (the “WFCM 2017-C42 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (the “WFCM 2017-C42 Operating Advisor”) and as asset representations reviewer, relating to the WFCM 2017-C42 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the WFCM 2017-C42 Pooling and Servicing Agreement applicable to the servicing of the 16 Court Street Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 30, 2017; provided, the WFCM 2017-C42 Operating Advisor will not be required to (i) generally review the actions of the WFCM 2017-C42 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the WFCM 2017-C42 Pooling and Servicing Agreement, (iii) upon determining that (a) the WFCM 2017-C42 Special Servicer is not adequately performing its duties under the WFCM 2017-C42 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the WFCM 2017-C42 Special Servicer would be in the best interests of the WFCM 2017-C42 certificateholders as a collective whole, recommend the replacement of the WFCM 2017-C42 Special Servicer or (iv) consult with the WFCM 2017-C42 Special Servicer prior to the occurrence of a control termination event under the WFCM 2017-C42 Pooling and Servicing Agreement.

Moreover, due to the manner in which the WFCM 2017-C42 securitization satisfied the risk retention requirements of Section 15G of the Exchange Act (the “Risk Retention Requirements”) the

WFCM 2017-C42 Pooling and Servicing Agreement included a risk retention consultation party (the “UBS 2017-C4 Risk Retention Consultation Party”, as defined in the WFCM 2017-C42 Pooling and Servicing Agreement). The WFCM 2017-C42 Risk Retention Consultation Party was appointed by the related retaining sponsors in accordance with the WFCM 2017-C42 Pooling and Servicing Agreement. The initial WFCM 2017-C42 Risk Retention Consultation Party is Wells Fargo Bank, National Association. In connection with certain major decisions that involve The 16 Court Street Mortgage Loan, the related special servicer is required to consult with the Risk Retention Consultation Party on a non-binding basis. The WFCM 2017-C42 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 6.02    Change of Servicer or Trustee.

We have received notice that the 16 Court Street Whole Loan, including the 16 Court Street Mortgage Loan, is being serviced and administered as of December 21, 2017 pursuant to the WFCM 2017-C42 Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1.

The BXP 2017-GM Servicer, the WFCM 2017-C42 Master Servicer, the CD 2017-CD6 Master Servicer and the GSMS 2017-GS8 Master Servicer

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Wells Fargo Bank, National Association (“Wells Fargo”) is the Non-Serviced Master Servicer with respect to each of (i) the General Motors Building Whole Loan under the BXP 2017-GM TSA, (ii) the 16 Court Street Whole Loan under the pooling and servicing agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association as certificate administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates, Series 2017-C42 were issued, (iii) the Headquarters Plaza Whole Loan under the CD 2017-CD6 PSA and (iv) the Bass Pro & Cabela’s Portfolio Whole Loan under the GSMS 2017-GS8 PSA. Wells Fargo is also expected to be the Non-Serviced Master Servicer with respect to the National Office Portfolio Whole Loan, which is expected to be serviced under the pooling and servicing agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer on and after December 27, 2017, as the same may be amended form time to time in accordance with the terms thereof, pursuant to which the UBS Commercial Mortgage Trust 2017-C7, Commercial Mortgage Pass-Through Certificates, Series 2017-C7 are expected to be issued. Wells Fargo is a national banking association organized under the laws of the United States of America, and is a wholly-owned direct and indirect subsidiary of Wells Fargo & Company. On December 31, 2008, Wells Fargo & Company acquired Wachovia Corporation, the owner of Wachovia Bank, National Association (“Wachovia”), and Wachovia Corporation merged with and into Wells Fargo & Company. On March 20, 2010, Wachovia merged with and into Wells Fargo. Like Wells Fargo, Wachovia acted as master servicer of securitized commercial and multifamily mortgage loans and, following the merger of the holding companies, Wells Fargo and Wachovia integrated their two servicing platforms under a senior management team that is a combination of both legacy Wells Fargo managers and legacy Wachovia managers.

The principal west coast commercial mortgage master servicing offices of Wells Fargo are located at MAC A0227-020, 1901 Harrison Street, Oakland, California 94612. The principal east coast commercial mortgage master servicing offices of Wells Fargo are located at MAC D1050-084, Three Wells Fargo, 401 South Tryon Street, 8th Floor, Charlotte, North Carolina 28202.

Wells Fargo has been master servicing securitized commercial and multifamily mortgage loans in excess of ten years. Wells Fargo’s primary servicing system runs on McCracken Financial Solutions software, Strategy CS. Wells Fargo reports to trustees and certificate administrators in the CREFC format. The following table sets forth information about Wells Fargo’s portfolio of master or primary serviced commercial and multifamily mortgage loans (including loans in securitization transactions and loans owned by other investors) as of the dates indicated:

Commercial and Multifamily Mortgage Loans	As of 12/31/2014	As of 12/31/2015	As of 12/31/2016	As of 9/30/2017
By Approximate Number:	33,605	32,716	31,128	29,591
By Approximate Aggregate Unpaid Principal Balance (in billions):	$475.39	$503.34	$506.83	$508.20

Within this portfolio, as of September 30, 2017, are approximately 20,291 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $387.8 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wells Fargo also services whole loans for itself and a variety of investors. The properties securing loans in Wells Fargo’s servicing portfolio, as of September 30, 2017, were located in all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands and Puerto Rico and include retail, office, multifamily, industrial, hotel and other types of income-producing properties. Also included in the above portfolio are commercial mortgage loans that Wells Fargo services in Europe through its London Branch. Wells Fargo has been servicing commercial mortgage loans in Europe through its London Branch for more than ten years. Through affiliated entities formerly known as Wachovia Bank, N.A., London Branch and Wachovia Bank International, and as a result of its acquisition of commercial mortgage servicing rights from Hypothekenbank Frankfurt AG, formerly Eurohypo AG, in 2013, it has serviced loans secured by properties in Germany, Ireland, the Netherlands, and the UK. As of September 30, 2017, its European third party servicing portfolio, which is included in the above table, is approximately $899.3 million.

In its master servicing and primary servicing activities, Wells Fargo utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wells Fargo to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

The following table sets forth information regarding principal and interest advances and servicing advances made by Wells Fargo, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations. The information set forth is the average amount of such advances outstanding over the periods indicated (expressed as a dollar amount and as a percentage of Wells Fargo’s portfolio, as of the end of each such period, of master serviced commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations).

Period	Approximate Securitized Master-Serviced Portfolio (UPB)*	Approximate Outstanding Advances (P&I and PPA)*	Approximate Outstanding Advances as % of UPB
Calendar Year 2014	$ 377,947,659,331	$ 1,750,352,607	0.46%
Calendar Year 2015	$ 401,673,056,650	$ 1,600,995,208	0.40%
Calendar Year 2016	$ 385,516,905,565	$ 838,259,754	0.22%
YTD Q3 2017	$ 377,858,855,749	$ 665,406,508	0.18%

* “UPB” means unpaid principal balance, “P&I” means principal and interest advances and “PPA” means property protection advances.

Wells Fargo is rated by Fitch, S&P and Morningstar as a primary servicer, a master servicer and a special servicer of commercial mortgage loans in the US, and by Fitch and S&P as a primary servicer and a special servicer of commercial loans in the UK. Wells Fargo’s servicer ratings by each of these agencies are outlined below:

US Servicer Ratings	Fitch	S&P	Morningstar
Primary Servicer:	CPS1-	Strong	MOR CS1
Master Servicer:	CMS1-	Strong	MOR CS1
Special Servicer:	CSS2	Above Average	MOR CS2

UK Servicer Ratings	Fitch	S&P
Primary Servicer:	CPS2	Average
Special Servicer:	CSS3	Average

The long-term issuer ratings of Wells Fargo are rated “AA-” by S&P, “Aa2” by Moody’s and “AA-” by Fitch. The short-term issuer ratings of Wells Fargo are rated “A-1+” by S&P, “P-1” by Moody’s and “F1+” by Fitch.

Wells Fargo has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event. Wells Fargo’s master servicing policies and procedures are updated periodically to keep pace with the changes in the commercial mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in Wells Fargo’s policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

Wells Fargo may perform any of its obligations under any Non-Serviced PSA through one or more third-party vendors, affiliates or subsidiaries. Notwithstanding the foregoing, Wells Fargo will remain responsible for its duties thereunder. Wells Fargo may engage third-party vendors to provide technology or process efficiencies. Wells Fargo monitors its third-party vendors in compliance with its internal procedures and applicable law. Wells Fargo has entered into contracts with third-party vendors for the following functions:

•	provision of Strategy and Strategy CS software;
•	tracking and reporting of flood zone changes;
•	abstracting of leasing consent requirements contained in loan documents;
•	legal representation;
•	assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation of loan assumption package for review by Wells Fargo;

•	performance of property inspections;
•	performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes; and
•	Uniform Commercial Code searches and filings;
•	insurance tracking and compliance;
•	onboarding-new loan setup;
•	lien release-filing and tracking;
•	credit investigation and background checks; and
•	defeasance calculations.

Wells Fargo may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans. Wells Fargo monitors and reviews the performance of sub-servicers appointed by it. Generally, all amounts received by Wells Fargo on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans will initially be deposited into a common clearing account with collections on other mortgage loans serviced by Wells Fargo and will then be allocated and transferred to the appropriate account in a manner similar to that as described in the Prospectus. On the day any amount is to be disbursed by Wells Fargo, that amount is transferred to a common disbursement account prior to disbursement.

Wells Fargo (in its capacity as Non-Serviced Master Servicer) will not have primary responsibility for custody services of original documents evidencing the related Non-Serviced Mortgage Loans or Non-Serviced Companion Loans. On occasion, Wells Fargo may have custody of certain of such documents as are necessary for enforcement actions involving the Non-Serviced Mortgage Loans, Non-Serviced Companion Loans or otherwise. To the extent Wells Fargo performs custodial functions as a servicer, documents will be maintained in a manner consistent with the servicing standard under the related Non-Serviced PSA.

A Wells Fargo proprietary website (www.wellsfargo.com/com/comintro) provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo is master servicer, and also provides borrowers with access to current and historical loan and property information for these transactions.

Wells Fargo & Company files reports with the Commission as required under the Exchange Act. Such reports include information regarding Wells Fargo and may be obtained at the website maintained by the Commission at www.sec.gov.

There are no legal proceedings pending against Wells Fargo, or to which any property of Wells Fargo is subject, that are material to the Certificateholders, nor does Wells Fargo have actual knowledge of any proceedings of this type contemplated by governmental authorities.

Wells Fargo has entered into one or more agreements with the related mortgage loan sellers to purchase the master servicing and/or primary servicing rights to each of the Whole Loans for which it is acting as Non-Serviced Master Servicer.

Neither Wells Fargo nor any of its affiliates will retain any Certificates issued by the Trust or any other economic interest in this securitization other than as set forth above. However, Wells Fargo or its affiliates may, from time to time after the initial sale of the Certificates to investors on the Closing Date, acquire additional Certificates pursuant to secondary market transactions. Any such party will have the right to dispose of any such Certificates, whether acquired on or after the Closing Date, at any time.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special Servicer, Wells Fargo Bank, National association as certificate administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special Servicer, Wells Fargo Bank, National association as certificate administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)